                                                                  EXHIBIT 10.140

                     THIRD AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of October 16, 2000, among BLUEGREEN CORPORATION ("BLUEGREEN"), BLUEGREEN VACATIONS UNLIMITED, INC. ("VACATIONS", and together with Bluegreen, the "BORROWERS"), and HELLER FINANCIAL, INC., (together with its successors and permitted assigns, the "LENDER").

                                    RECITALS

         A. Lender and Borrowers are party to that certain Amended and Restated Loan and Security Agreement dated as of June 30, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT").

         B. On and subject to the terms and conditions hereof, Borrowers have requested from Lender, and Lender is willing to grant, certain amendments to certain provisions of the Loan Agreement, all on the terms and conditions set forth herein.

         C. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment; capitalized terms used herein without definition are so used as defined in the Appendix to the Loan Agreement or the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. AMENDMENT.

                  (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to "October 31, 2000" therein and substituting therefor "October 16, 2001".

                  (b)      Section 9.9 of the Loan Agreement is hereby deleted.

                  (c) The Appendix to the Loan Agreement is hereby amended by deleting the following definitions in their entirety and substituting therefor the following:

                    AVAILABILITY. At all times during the term of this Agreement, the lesser of (i) $15,000,000 minus outstanding Advances, or (ii) an amount equal to 95% of the principal balance of Pledged Receivables; provided that with respect to Aruba Receivables, such amount shall be 85% of the principal balance of such Pledged Receivables; provided further, that notwithstanding anything to the contrary contained herein the amounts advanced against Pledged Receivables (i) relating to Eligible Uncompleted Unit Receivables shall not at any time represent in the aggregate more than the lesser of $5,000,000.00 or 30% of the aggregate principal amount of all Advances outstanding under this Agreement; (ii) relating to Managed Resorts shall not at any time represent in the aggregate more than $2,000,000 of the aggregate principal amount of all Advances outstanding under this Agreement and (iii) relating to Aruba Receivables shall not exceed on a cumulative basis $6,000,000 of all Advances made under this Agreement. After the Maturity Date or, at the option of Lender in accordance with Section 8.10, after the occurrence and during the continuance of an Event of Default hereunder, Availability shall be zero ($0). At any time Bluegreen Corporation ceases to own, directly or indirectly, at least 51% of the economic and voting interests of Bluegreen Properties, N.V., Availability with respect to Aruba Receivables shall be zero ($0).

                    MATURITY DATE. October 16, 2001.

                    MAXIMUM EXPOSURE. The lesser of (a) $15,000,000, or (b) ninety-five percent (95%) of the outstanding principal balance of all Pledged Receivables; PROVIDED that with respect to Aruba Receivables, such amount shall be 85% of the outstanding principal balance of such Pledged Receivables; PROVIDED, HOWEVER, notwithstanding anything to the contrary contained herein, the outstanding principal amount of Advances made with respect to Eligible Uncompleted Unit Receivables shall not in the aggregate represent more than the lesser of $5,000,000 or thirty percent (30%) of the aggregate principal amount of Advances outstanding hereunder and any such excess shall require a prepayment of the Loan or the pledge of Eligible Receivables consistent with
                    Section 1.7(b) hereof.

         2. REPRESENTATIONS AND WARRANTIES.

                  (a) After giving effect to this Amendment and the transactions contemplated hereby (i) no Event of Default shall have occurred or be continuing and (ii) the representations and warranties of Borrowers contained in the Loan Documents shall be true, correct and complete in all material respects on and as of such date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date.

                  (b) Borrowers jointly and severally represent and warrant to Lender that the execution, delivery and performance by each Borrower of this Amendment and the other documents and transactions contemplated hereby are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approval) of such Borrower, have received all necessary governmental approvals, and do not and will not contravene or conflict with any provision of law applicable to such Borrower, the certificate or articles of incorporation or bylaws of such Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon such Borrower; and this Amendment, the Loan Agreement and each other Loan Document constitutes the legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms.

         3. CONDITIONS PRECEDENT. This Amendment shall become effective upon Lender's receipt of the following items and the satisfaction of the following conditions, as the case may be, all in form and substance satisfactory to
Lender:

                  (a) AMENDMENT. This Amendment, duly executed by each Borrower and Lender.

                  (b) COMMITMENT FEE. The Lender shall have received a commitment fee of $75,000.

                  (c) NO EVENT OF DEFAULT. No Event of Default shall have occurred and be continuing, or would result after giving effect hereto.

                  (d) WARRANTIES AND REPRESENTATIONS. The warranties and representations of each Borrower contained in this Amendment and the other Loan Documents shall be true and correct in all material respects after giving effect hereto.

         4. EFFECT ON LOAN DOCUMENTS. This Amendment is limited to the specific purpose for which it is granted and, except as specifically set forth above (a) shall not be construed as a consent, waiver or other modification with respect to any term, condition or other provision of any Loan Document and (b) each of the Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed.

         5. SUCCESSORS AND ASSIGNS. This Amendment shall be binding on and shall inure to the benefit of Borrowers, Lender and their respective successors and assigns; PROVIDED that no Borrower may assign its rights, obligations, duties or other interests hereunder without the prior written consent of Lender. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of Borrowers and Lender with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

         6. ENTIRE AGREEMENT. This Amendment, including all documents attached hereto, incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

         7. FEES AND EXPENSES. As provided in Section 9.3 of the Loan Agreement, Borrowers agree to pay on demand all Costs incurred by Lender in connection with the preparation, execution and delivery of this Amendment.

         8. INCORPORATION OF LOAN AGREEMENT. The provisions contained in Sections 11.12 and 11.13 of the Loan Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Amendment and the subject matter hereof.

         9. CAPTIONS. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

         10. SEVERABILITY. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         11. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

         12. PAYMENT UPON MATURITY DATE. The parties hereto acknowledge and agree that payment of the Indebtedness pursuant to Section 1.6(b) of the Loan Agreement shall not constitute a prepayment under Section 1.7 of the Loan Agreement.

                            [signature page follows]

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

                                              BLUEGREEN CORPORATION

                                              By: /s/ JOHN F. CHISTE
                                              ---------------------------
                                              Title: Treasurer


                                              BLUEGREEN VACATIONS
                                              UNLIMITED, INC.

                                              By: /s/ ALLAN J. HERZ
                                              ---------------------------
                                              Title: Vice President


                                              HELLER FINANCIAL, INC.

                                              By: /s/ DENNIS K. HOLLAND
                                              ---------------------------
                                              Title: Senior Vice President



                        Signature Page to Third Amendment